UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 4, 2006
                                (Date of Report)

                         NANOSCIENCE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                         0-26067                87-0571300
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                              45 ROCKEFELLER PLAZA
                                   SUITE 2000
                               NEW YORK, NY 10111
                    (Address of principal executive offices)

                                 (212) 332-3443
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Termination of previous independent public accountants:

            (1) On November 30, 2006, Nanoscience Technologies, Inc., a Nevada corporation (the "Registrant"), terminated Goldstein Golub Kessler LLP, New York, New York ("GGK") as the Registrant's independent auditors.

         (2) GGK submitted an audit report on December 13, 2005 on the Registrant's financial statements for the year ended September 30, 2005. The submitted audit reports contained no adverse opinion, disclaimer of opinion or other modifications or qualifications. However, the reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern. GGK did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

         (3) The termination of GGK was unanimously approved by the Board of Directors of the Registrant on November 30, 2006.

         (4) During the most recent fiscal year as well as any subsequent interim period through the date of resignation in which GGK served as the
Registrant's auditors, there were no disagreements between GGK and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement(s) in connection with, its reports on financial statements for the years or such interim period.

         (5) Pursuant to Item 304(a)(3) of Regulation S-B, the Registrant has provided GGK with a copy of this Form 8-K and the Registrant has requested GGK to furnish a letter addressed to the Commission stating that it agrees with the above statements and, if not, stating the respects in which it does not agree. The Registrant is filing herewith as Exhibit 16.1 such letter.

(b)      Appointment of Independent Auditors

         (1) On November 29, 2006 the Registrant's Board of Directors ratified the engagement of Moore & Associates, Chartered ("Moore & Associates"), as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized GGK to fully respond to any and all inquiries of Moore & Associates, concerning the finances and previously performed audits of Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Moore &
Associates, neither the Registrant nor someone on the Registrant's behalf consulted the newly engaged accountant regarding any matter.

         (3) The Registrant permitted Moore & Associates to review this Form 8-K before it was filed with the Commission. Moore & Associates has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

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ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) None.

              (b) None.

              (c) Exhibits.

              Exhibit 16.1 Letter from GGK.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  DECEMBER 5, 2006

                                            NANOSCIENCE TECHNOLOGIES, INC.



                                            BY: /s/ Steven Katz
                                                ------------------------------
                                                     NAME:  Steven Katz
                                                     TITLE: Chairman of the
                                                            Board of Directors



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